UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2025

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Tejon Ranch, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to a vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Tejon Ranch Co. (the “Company”) held on May 13, 2025: (1) the election of ten Directors, (2) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025, (3) an advisory vote to approve named executive officer compensation, and (4) a shareholder proposal.

On May 16, 2025, the independent Inspector of Election for the Annual Meeting, First Coast Results, Inc. (“First Coast”), issued its final report, which certified the results for the Annual Meeting. Set forth below are the matters voted upon at the Annual Meeting and the final vote results reported by First Coast.

Proposal 1 – The Election of Directors

Following are the final vote results for each Director nominee:

	For	Withhold
Company Nominees
Steven A. Betts	19,807,311	3,033,903
Gregory S. Bielli	19,807,311	3,712,072
Denise Gammon	19,807,311	3,055,128
Anthony L. Leggio	19,807,311	2,959,725
Jeffrey J. McCall	19,807,311	3,067,373
Norman J. Metcalfe	19,807,311	3,547,606
Eric H. Speron	19,807,311	2,898,255
Daniel R. Tisch	19,807,311	2,824,814
Michael H. Winer	821,536	2,974,871
Kenneth G. Yee	19,807,311	2,946,350
Bulldog Nominees
Andrew Dakos	19,785,261	17,338,888
Phillip Goldstein	19,757,851	17,342,618
Aaron T. Morris	1,101,726	17,950,566

Based on the final results, the ten directors elected at the Annual Meeting are Steven A. Betts, Gregory S. Bielli, Denise Gammon, Anthony L. Leggio, Norman J. Metcalfe, Jeffrey J. McCall, Eric H. Speron, Daniel R. Tisch, Kenneth G. Yee, and Andrew Dakos.

Proposal 2 – The Ratification of the Appointment of Independent Registered Public Accounting Firm

Following are the final vote results for the ratification of the appointment of our independent registered public accounting firm:

For	Against	Abstain
22,668,135	59,462	82,595

Proposal 3 – Advisory Vote to Approve Executive Compensation

Following are the final vote results for the advisory vote to approve named executive officer compensation:

For	Against	Abstain
12,372,371	8,709,016	1,728,805

Proposal 4 – Advisory Vote on a Shareholder Proposal Regarding Shareholders’ Ability to Call Special Meetings of Shareholders

Following are the final vote results for the shareholder proposal to request the Board of Directors to amend the governance documents to provide rights for shareholders with 10% or more ownership to call special meetings:

For	Against	Abstain
11,300,681	11,371,732	137,778

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	TEJON RANCH CO.

	By:	/S/ BRETT A. BROWN
	Name:	Brett A. Brown
	Title:	Executive Vice President and Chief Financial Officer